INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Taxes
INCOME TAXES

19. INCOME TAXES

The provision for income taxes consists of the following:

	Year Ended December 31,
	2013	2012
	(in thousands)
Current:
Federal	$2,170	$—
State and Local	381	—
Total Current Provision	$2,551	$—

Deferred
Federal	$(404)	$—
State and Local	(47)	—
Total Deferred Provision	$(451)	$—
Total Provision for Income Taxes	$2,100	$—

Newcastle Investment Corp. is organized and conducts its operations to qualify as a REIT under the Code. A REIT will generally not be subject to U.S. federal corporate income tax on that portion of its net income that is distributed to stockholders if it distributes at least 90% of its REIT taxable income to its stockholders by prescribed dates and complies with various other requirements. A portion of this distribution requirement may be met through stock dividends rather than cash, subject to limitations based on the value of Newcastle’s stock. Newcastle distributed 100% of its 2013, 2012 and 2011 REIT taxable income.

Common stock distributions relating to 2013, 2012, and 2011 were taxable as follows:

			Ordinary	Long-term
	Dividends Per Share		Income	Capital Gain	Return of Capital
2013	$7.38	(A)	33.91%	0.00%	66.09%
2012	$0.84		100.00%	0.00%	0.00%
2011	$0.40		100.00%	0.00%	0.00%

(A)	Includes the distribution of New Residential (Note 4) common stock valued at $6.89 per share.

During 2010 and 2009, Newcastle repurchased an aggregate of $787.8 million face amount of its outstanding CDO debt and junior subordinated notes at a discount and recorded $521.1 million of aggregate gain. The gain recorded upon such cancellation of indebtedness is characterized as ordinary income for tax purposes. In compliance with current tax laws, Newcastle has the ability to defer such ordinary income to future years and has deferred all or a portion of such gain for 2010 and 2009. However, cancellation of indebtedness income recognized on or after January 1, 2011 cannot be deferred and must generally be recognized as ordinary income in the year of such cancellation. During 2011, Newcastle repurchased $188.9 million face amount of its outstanding CDO debt and notes payable at a discount and recorded $81.1 million of gain for tax purposes, of which only $66.1 million gain relating to $171.8 million face amount of debt repurchased was recognized for GAAP purposes. During 2012, Newcastle repurchased $39.3 million face amount of Newcastle CDO debt and notes payable at a discount and recorded a $24.1 million gain on extinguishment of debt for GAAP, of which only $23.2 million of gain relating to $34.1 million face amount of debt repurchased was recognized for tax purposes. During 2013, Newcastle repurchased $35.9 million face amount of Newcastle CDO debt and notes payable at a discount and recorded a $4.6 million gain on extinguishment of debt for GAAP and tax purposes.

In addition, Newcastle may recognize material ordinary income from the cancellation of debt within its non-recourse financing structures, including its subprime securitizations, while losses on the related collateral may be recognized as capital losses. Through December 31, 2013, $101.9 million of debt in Newcastle’s subprime securitizations has been cancelled as a result of losses incurred on the underlying assets in the securitization trusts.

As of December 31, 2012, Newcastle had a loss carryforward, inclusive of net operating loss and capital loss, of approximately $750.2 million. The net operating loss carryforward and capital loss carryforward can generally be used to offset future ordinary taxable income and taxable capital gains, for up to 20 years and 5 years, respectively. The amounts of net operating loss carryforward and net long-term capital loss carryforward as of December 31, 2013 are subject to the finalization of the 2013 tax returns. The net operating loss carryforward and capital loss carryforward will begin to expire in 2029 and 2015, respectively.

In January 2013, an “ownership change” for purposes of Section 382 of the Code occurred. The provisions of Section 382 of the Code will impose an annual limit on the amount of net operating loss and net capital loss carryforwards that Newcastle can use to offset future taxable income. Such limitation may increase Newcastle’s dividend distribution requirement in the future. Newcastle does not believe that the limitation as a result of the January 2013 ownership change will prevent it from satisfying the REIT distribution requirement for the current year and future years.

The Media and Golf businesses are held through TRSs and, as such, are subject to regular corporate income taxes. At December 31, 2013, Newcastle’s TRSs had approximately $540.2 million of net operating loss carryforwards for federal and state income tax purposes which may be available to offset future taxable income, if any. These federal and state net operating loss carryforwards will begin to expire in 2018. A significant portion of these net operating losses are subject to the limitations of the Code Section 382. This section provides substantial limitations on the availability of net operating losses to offset current taxable income if significant ownership changes have occurred for federal tax purposes.

Newcastle and its TRSs file income tax returns with the U.S. federal government and various state and local jurisdictions. Newcastle is no longer subject to tax examinations by tax authorities for years prior to 2010. Generally, Newcastle has assessed its tax positions for all open years, which includes 2010 to 2013, and concluded that there are no material uncertainties to be recognized.

During the years ended December 31, 2013, 2012 and 2011, Newcastle’s TRSs recorded approximately $2.1 million (gross of $1.1 million of income tax expense related to discontinued operations), $0 and $0, respectively, of income tax expense. Generally, the Newcastle’s effective tax rate differs from the federal statutory rate as a result of state and local taxes and non-taxable REIT income.

The difference between Newcastle’s reported provision for income taxes and the U.S. federal statutory rate of 35% is as follows:

	December 31,
	2013	2012	2011
Provision at the statutory rate	35.00%	35.00%	35.00%
Non-taxable REIT income	(33.88%)	(35.00%)	(35.00%)
State and local taxes	0.21%	—	—
Other	0.40%	—	—
Total provision	1.73%	0.00%	0.00%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets as of December 31, 2013 are presented below:

December 31, 2013
Deferred tax assets:
Allowance for loan losses	$2,076
Depreciation and amortization	94,880
Leaseholds	6,489
Accrued expenses	23,816
Deposits	7,787
Net operating losses	211,560
Other	17,036
Total deferred tax assets	363,644
Less valuation allowance	(363,192)
Net deferred tax assets	$452

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible.

Newcastle had recorded a valuation allowance against a significant portion of its deferred tax assets as of December 31, 2013 as management does not believe that it is more likely than not that the deferred tax assets will be realized.

During the period from November 26, 2013 to December 31, 2013, the valuation allowance decreased by $4.4 million primarily related to activity in the net operating loss carryforwards of the TRSs.

The following table summarizes the change in the deferred tax asset valuation allowance:

Valuation allowance at December 31, 2012	$—
Increase due to business acquisitions	367,541
Other decrease	(4,349)
Valuation allowance at December 31, 2013	$363,192